U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2008

BRIDGETECH HOLDINGS INTERNTIONAL, INC.
 (Exact name of registrant as specified in charter)

Delaware (State or jurisdiction of incorporation or organization)	000-51697 (Commission File Number)	20-1992090 (I.R.S. Employer Identification No.)
__________________

402 West Broadway, 26th Floor, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number, including area code:   (619) 564-7100

_________
 (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law
1224 Washington Avenue
Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 14, 2008 and April 15, 2008, Blake Ingle, Ph.D., Mang Yu, Ph.D., Alan Paau, PhD, MBA, and Kenneth M. Goins, Jr. resigned as members of the Board of Directors of Bridgetech Holdings International, Inc.

On April 22, 2008, Michael L. Jeub resigned his position as Chief Financial Officer to Bridgetech Holdings International, Inc.  Mr. Jeub had no disagreements with Bridgetech Holdings International, Inc. on any matter of accounting principles or practices or financial statement disclosures.

On April 22, 2008, Michael D. Chermak was appointed as Chief Financial Officer of Bridgetech Holdings International, Inc. to replace Michael L. Jeub.

Item 9.01. Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2008

BRIDGETECH HOLDINGS INTERNTIONAL, INC.

By:	/s/ Michael Chermak
Name: Michael Chermak
Title: Director